FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 11, 1999


                          BROADBAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


0-21766                                                             56-1615990
(Commission File Number)                     (IRS Employer Identification No.)


4024 Stirrup Creek Drive
P.O. Box 13737
Durham, North Carolina                                              27709-3737
(Address of principal executive offices)                            (Zip Code)


                                (919) 544-0015
             (Registrant's telephone number, including area code)

                                       N/A
       (Former name or former address, if changed since last report)

            The Exhibit Index appears on Page 3 of this report.

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
Item 5.  Other Events.

      On February 11, 1999, the Registrant issued a press release that discloses that (i) NASDAQ removed the Registrant on February 11, 1999, from the NASDAQ National Market due to the Registrant's inability to meet the continued listing requirements of the NASDAQ National Market, and (ii) the Registrant's Common Stock will trade on the OTC Bulletin Board, an electronic quotation service. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

      Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the Registrant's negotiations with the holders of certain debentures issued by the Registrant, the sufficiency of the Registrant's financial resources, the Registrant's ability to achieve its business plans and future product development. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include the possible failure to develop and implement the Registrant's plan and possible failure to negotiate the restructuring of such debentures and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

Item  7.  Financial   Statements,   Pro  Forma  Financial  Information  and
Exhibits.

      (c)   Exhibits.

Exhibit No.      Exhibit
-----------      -------
99.1             Press  Release  of the  Registrant,  dated  February  11, 1999.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    BROADBAND TECHNOLOGIES, INC.


                                    By: /s/ David Orr
                                        -------------------------
                                    Name: President

Dated: February 12, 1999

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


                                  EXHIBIT INDEX


Exhibit No.    Description                                              Page No.
-----------    -----------                                              --------

99.1           Press Release of the Registrant, dated February 11, 1999.       4



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


Contact:  Jean C. Hines
          (919) 405-4741

                         Nasdaq Delists BroadBand Shares

Research Triangle Park, N.C.--(February 11, 1999)--BroadBand Technologies, Inc. today said that Nasdaq affirmed a decision to delist the company's shares. BroadBand will be traded on the OTC Bulletin Board, an electronic quotation service.

The decision came several days after the company requested additional time to negotiate with its principal bondholder, Loomis Sayles & Company. BroadBand and its financial advisor, CBIC Oppenheimer, had been negotiating with Loomis to restructure the company's 5% convertible debentures due in May 2001. Although the negotiations continue, the parties have been unable to reach agreement on significant issues that affect shareholder value. BroadBand and its advisors were also concerned that the bondholder would not allow the company sufficient flexibility to implement its business plan.

Nasdaq asked the company for additional information to evaluate the request and said that a decision would be made by February 12, 1999. Today, Nasdaq notified BroadBand that its securities were being delisted at the close of business.

"We are disappointed by this action but it will not interrupt implementation of our previously announced plans," stated David E. Orr, Broadband's chief executive officer. "We believe our relations with our business partners are strong, our financial resources are sufficient to fund our business plan and we continue to make excellent progress in building our new access product. Now that this matter is behind us, we can direct all our efforts toward activities that create shareholder value," he said.

Founded in 1988, BroadBand Technologies, Inc. is a communications equipment company that manufactures and markets integrated network access platforms for the telecommunications industry. The company is headquartered in Research Triangle Park, N.C.

This release contains forward-looking statements about the company's performance, product development progress and future expenses. The company's Form 10K, Form 10Qs and other documents on file with the Securities and Exchange Commission identify important factors which could cause actual results to differ materially from those indicated by forward-looking statements. However, forward-looking statements are beyond the ability of the company to control and in many cases the company cannot predict all factors that would cause actual results to differ materially from those indicated by the forward-looking statements.

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